PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY
(Applicable to contracts with applications signed on or after 02/10/2014) (03/24/2014 in CA)

Updating Summary Prospectus
May 1, 2025

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for the Premier Retirement Variable Annuity Contract is currently available online, which contains more information about the Annuity, including its features, benefits, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/regdocs/PLAZ-JONESv3.0-STAT. You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com. The Market Value Adjusted Fixed Allocation Investment Options available with this Annuity are described in a separate prospectus, Market Value Adjusted Fixed Allocation Investment Option Under Certain Variable Annuity Contracts, which can be found at   www.prudential.com/regdocs/PLAZ-MVA1-S3.

This Updating Summary Prospectus incorporates by reference the Prudential Premier Retirement statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

PPRTB30DPROS-USP

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-accounts, the Secure Value Account and the DCA Market Value Adjustment Options on any Valuation Day. The Account Value is determined separately for each Sub-account, the Secure Value Account and for each DCA Market Value Adjustment Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA Market Value Adjustment Option will be calculated using a Market Value Adjustment factor, if applicable.

Annual Income Amount: The annual amount of income for which you are eligible for life under the optional living benefits.

Annuitant: The natural person upon whose life annuity payments are based.

Annuity Date:The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the Payout Period. As discussed in the “Annuity Period" section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Dollar Cost Averaging (“DCA”) Market Value Adjustment Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA Market Value Adjustment Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA Market Value Adjustment Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Market Value Adjustment Option generally will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12-Month DCA Program.

Investment Option: A Sub-account or DCA Market Value Adjustment Option available as of any given time to which Account Value may be  allocated.

Issue Date: The effective date of your Annuity.

Market Value Adjustment: A positive or negative adjustment used to determine the Account Value of a DCA Market Value Adjustment Option. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.

Owner: The Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity.

Payout Period: The period starting on the Annuity Date and during which annuity payments are made.

Permitted Sub-accounts: The Sub-accounts, as determined by us, to which you can allocate amounts if you elect an optional living benefit or death benefit. The Permitted Sub-accounts available with an optional living benefit may be different from the Permitted Sub-accounts available with the optional death benefit.

Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.

Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.

Purchase Payment: A cash consideration (a “premium”) in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.

Secure Value Account: The fixed account to which we allocate 10% of your initial Purchase Payment and 10% of any subsequent Purchase Payments if you elect an optional living benefit. The Secure Value Account earns interest at a rate we declare no more frequently than annually, is supported by assets held in our general account and is subject to our claims paying ability.

Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Sub-account: A division of the Separate Account.

Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any Market Value Adjustment.

Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

May 1, 2025Updating Summary Prospectus 1

we, us, our: Pruco Life Insurance Company.

you, your: The Owner(s) shown in the Annuity.

May 1, 2025Updating Summary Prospectus 2

UPDATED INFORMATION ABOUT YOUR CONTRACT

Please see below for a summary of changes that have been made to the contract since the date of the last statutory prospectus, May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract and not all changes may be applicable to you.

•	AST Academic Strategies Asset Allocation Portfolio was renamed AST Multi-Asset Diversified Plus Portfolio.

•	AST Advanced Strategies Portfolio was renamed AST Multi-Asset Diversified Portfolio.

•	AST Capital Growth Asset Allocation Portfolio was renamed AST Aggressive Asset Allocation Portfolio.

•	AST ClearBridge Dividend Growth Portfolio merged into AST Large-Cap Core Portfolio.

•	AST Cohen & Steers Realty Portfolio merged into AST Large-Cap Core Portfolio.

•	AST Emerging Markets Equity Portfolio merged into AST International Equity Portfolio.

•	AST Global Bond Portfolio merged into AST Core Fixed Income Portfolio.

•	AST High Yield Portfolio merged into AST Core Fixed Income Portfolio.

•	AST J.P. Morgan Global Thematic Portfolio was renamed AST J.P. Morgan Moderate Multi-Asset Portfolio.

•	AST J.P. Morgan Tactical Preservation Portfolio was renamed AST J.P. Morgan Conservative Multi-Asset Portfolio.

•	AST Large-Cap Core Portfolio was renamed AST Large-Cap Equity Portfolio.

•	AST MFS Global Equity Portfolio merged into AST Large-Cap Core Portfolio.

•	AST Mid-Cap Growth Portfolio merged into AST Large-Cap Growth Portfolio.

•	AST Mid-Cap Value Portfolio merged into AST Large-Cap Value Portfolio.

•	AST Prudential Growth Allocation Portfolio was renamed AST PGIM Aggressive Multi-Asset Portfolio.

•	AST Small-Cap Growth Portfolio was renamed AST Small-Cap Equity Portfolio.

•	AST Small-Cap Value Portfolio merged into AST Small-Cap Growth Portfolio.

•	AST T. Rowe Price Asset Allocation Portfolio merged into AST Balanced Asset Allocation Portfolio.

•	AST T. Rowe Price Growth Opportunities Portfolio was renamed AST J.P. Morgan Aggressive Multi-Asset Portfolio.

•	AST T. Rowe Price Natural Resources Portfolio merged into AST Large-Cap Core Portfolio.

May 1, 2025Updating Summary Prospectus 3

Important Information You Should Consider About The Annuity
Fees and Expenses
Charges for Early Withdrawals

If you withdraw money from the Annuity within 7 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 5.0% of the Purchase Payment, and a surrender charge may be assessed up to 7 years after the last Purchase Payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $5,000 on a $100,000 investment.
For more information on early withdrawal charges, please refer to the “Charges” section of  the statutory prospectus.

Transaction Charges

In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the “Charges” section of  the statutory prospectus.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.00%	1.586%
	Investment options (Portfolio fees and expenses)	0.29%*	1.38%*
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.65%*	2.00%

* Charge based on average daily net assets allocated to the Sub-accounts.
[1]Charge based on average daily net assets allocated to the Sub-accounts plus an amount attributable to the Premium Based Charge. For more information on the Premium Based Charge, please refer to the “Charges” section of  the statutory prospectus.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that  substantially increase costs.

	Lowest Annual Cost $1,865	Highest Annual Cost $5,022
	Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio fees and expenses No optional benefits No sales charges No additional Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive combination of optional benefits and Portfolio fees and expenses

  No sales charges

  No additional Purchase Payments, transfers or withdrawals

	For more information on ongoing fees and expenses, please refer to the “Fee Table” section of the statutory prospectus.

May 1, 2025Updating Summary Prospectus 4

Risks
Risk of Loss	You can lose money by investing in the Annuity. For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.
Not a Short-Term Investment

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Risks Associated with Investment Options

An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Annuity, including the fixed allocations, each of which has its own unique risks. You should review the Investment Options before making an investment decision. The fixed allocations may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Insurance Company Risks

An investment in the Annuity is subject to the risks related to Pruco Life. Any obligations (including under any fixed allocation), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Restrictions
Investments

You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer. If you select an optional benefit, your selection of Investment Options may be limited. Pruco Life Insurance Company reserves the right to remove or substitute Portfolios as Investment Options. We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the “Charges” section, “Appendix A,” the “Restrictions on Transfers Between Investment Options” section and the “Financial Professional Permission to Request Withdrawals and Forward Transaction Instructions” section of  the statutory prospectus.

Optional Benefits

You may be able to obtain an optional benefit, which may require additional charges. If you elect to purchase an optional benefit, we will deduct an additional charge on a quarterly basis from your Account Value allocated to the Sub-accounts. The charge for the optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefit. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the “Benefits Available Under the Contract” section of the statutory prospectus.

Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of the statutory prospectus.

Conflicts of Interest
Investment Professional Compensation

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investments in the Annuity.
For more information on investment professional compensation, please refer to the “Who Distributes the Annuities?” section of the statutory prospectus.

May 1, 2025Updating Summary Prospectus 5

Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the “Who Distributes the Annuities?” section of the statutory prospectus.

May 1, 2025Updating Summary Prospectus 6

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY

The following is the list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLAZ-JONESv3.0-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	AST Aggressive Asset Allocation Portfolio (formerly AST Capital Growth Asset Allocation Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.86%	14.40%	8.29%	8.02%
Allocation	AST Balanced Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.85%	11.90%	6.47%	6.66%
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	0.68%	1.44%	-0.93%	1.72%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.58%	4.76%	2.14%	1.40%
Equity	AST International Equity Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.00%	5.46%	5.52%	7.25%
Fixed Income	AST Investment Grade Bond Portfolio1,2,♦ PGIM Fixed Income PGIM Limited	0.69%	1.95%	1.29%	2.66%
Allocation	AST J.P. Morgan Aggressive Multi-Asset Portfolio (formerly AST T. Rowe Price Growth Opportunities Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.96%	12.27%	7.37%	7.79%
Allocation	AST J.P. Morgan Conservative Multi-Asset Portfolio (formerly AST J.P. Morgan Tactical Preservation Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.92%	6.20%	3.49%	4.14%

May 1, 2025Updating Summary Prospectus 7

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	AST J.P. Morgan Moderate Multi-Asset Portfolio (formerly AST J.P. Morgan Global Thematic Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.99%	9.83%	5.72%	5.93%
Equity	AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.83%	24.15%	12.51%	11.09%
Equity	AST Large-Cap Growth Portfolio[1] Clearbridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management Inc. T. Rowe Price Associates, Inc. Putnam Investment Management LLC	0.86%	30.16%	15.38%	15.50%
Equity	AST Large-Cap Value Portfolio1,♦ ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.79%	9.93%	9.72%	8.82%
Allocation	AST Multi-Asset Diversified Plus Portfolio (formerly AST Academic Strategies Asset Allocation Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. Morgan Stanley Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC Systematica Limited	1.13%	7.71%	3.78%	4.05%
Allocation	AST Multi-Asset Diversified Portfolio (formerly AST Advanced Strategies Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	0.88%	11.00%	5.94%	6.81%
Allocation	AST PGIM Aggressive Multi-Asset Portfolio (formerly AST Prudential Growth Allocation Portfolio)[1] Jennison Associates LLC PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate	0.90%	13.69%	6.26%	6.60%

May 1, 2025Updating Summary Prospectus 8

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	AST Preservation Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.88%	7.80%	3.34%	4.34%
Equity	AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)1,♦ Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	0.97%	14.86%	8.61%	9.69%
Allocation	BlackRock Global Allocation V.I. Fund - Class III♦ BlackRock Advisors, LLC BlackRock (Singapore) Limited BlackRock International Limited	1.02%	8.93%	5.72%	5.32%
Allocation	PSF PGIM Flexible Managed Portfolio - Class III PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.88%	15.23%	N/A	N/A
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	8.36%	8.02%	8.66%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.29%	24.65%	14.19%	12.80%
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account or a fixed account (those AST bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(1)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(2)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(3)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

May 1, 2025Updating Summary Prospectus 9

2.	The AST Investment Grade Bond variable Investment Option is not available for allocation of Purchase Payments or contract Owner transfers.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

May 1, 2025Updating Summary Prospectus 10

INVESTMENT RESTRICTIONS
PORTFOLIOS AVAILABLE IF AN OPTIONAL LIVING BENEFIT IS ELECTED

As a condition of electing any Highest Daily Lifetime Income v3.0 benefit, we limit the Investment Options to which you may allocate your Account Value to those set forth in the table below.

Advanced Series Trust
AST Aggressive Asset Allocation Portfolio*
AST Balanced Asset Allocation Portfolio*
AST Investment Grade Bond Portfolio*
AST J.P. Morgan Aggressive Multi-Asset Portfolio*
AST J.P. Morgan Conservative Multi-Asset Portfolio*
AST J.P. Morgan Moderate Multi-Asset Portfolio*
AST Multi-Asset Diversified Plus Portfolio*
AST Multi-Asset Diversified Portfolio*
AST PGIM Aggressive Multi-Asset Portfolio*
AST Preservation Asset Allocation Portfolio*

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

Available Investment Options if An Optional Living Benefit is NOT Elected

Advanced Series Trust
AST Aggressive Asset Allocation Portfolio*
AST Balanced Asset Allocation Portfolio*
AST Core Fixed Income*
AST Government Money Market Portfolio*
AST International Equity Portfolio*
AST J.P. Morgan Aggressive Multi-Asset Portfolio*
AST J.P. Morgan Conservative Multi-Asset Portfolio*
AST J.P. Morgan Moderate Multi-Asset Portfolio*
AST Large-Cap Equity Portfolio*
AST Large-Cap Growth Portfolio*
AST Large-Cap Value Portfolio*
AST Multi-Asset Diversified Plus Portfolio*
AST Multi-Asset Diversified Portfolio*
AST PGIM Aggressive Multi-Asset Portfolio*
AST Preservation Asset Allocation Portfolio*
AST Small-Cap Equity Portfolio*

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund - Class III
Prudential Series Funds
PSF PGIM Flexible Managed Portfolio - Class III
PSF Small-Cap Stock Index Portfolio - Class I
PSF Stock Index Portfolio - Class I

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

(Including if the Legacy Death Benefit is Elected. Please note restrictions may apply, see “Limitations with Optional Death Benefit” section below.)

LIMITATIONS WITH OPTIONAL DEATH BENEFIT

As a condition of electing Legacy Protection Plus, we limit the Investment Options to which you may allocate your Account Value. We offer two groups of “Permitted Sub-accounts”.

Group I Legacy Protection Plus Permitted Sub-accounts:

Under Group I, your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing.

May 1, 2025Updating Summary Prospectus 11

AST Aggressive Asset Allocation Portfolio*

AST Balanced Asset Allocation Portfolio*

AST J.P. Morgan Aggressive Multi-Asset Portfolio*

AST J.P. Morgan Conservative Multi-Asset Portfolio*

AST J.P. Morgan Moderate Multi-Asset Portfolio*

AST Multi-Asset Diversified Plus Portfolio*

AST Multi-Asset Diversified Portfolio*

AST PGIM Aggressive Multi-Asset Portfolio*

AST Preservation Asset Allocation Portfolio*

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

Group II Legacy Protection Plus Permitted Sub-accounts (“Custom Portfolios Program”)

Under Group II, you have a larger number of allowable Investment Options compared to Group I but you are subject to certain restrictions and mandatory quarterly rebalancing. Specifically:

(a) you must allocate at least 30% of your Account Value to one or more of the fixed income Sub-accounts listed below:

AST Core Fixed Income Portfolio*

(b) you may allocate up to 70% of your Account Value to the Sub-accounts listed below.

AST Aggressive Asset Allocation Portfolio*

AST Balanced Asset Allocation Portfolio*

AST Government Money Market Portfolio*

AST International Equity Portfolio*

AST J.P. Morgan Aggressive Multi-Asset Portfolio*

AST J.P. Morgan Conservative Multi-Asset Portfolio*

AST J.P. Morgan Moderate Multi-Asset Portfolio*

AST Large-Cap Equity Portfolio*

AST Large-Cap Growth Portfolio*

AST Large-Cap Value Portfolio*

AST Multi-Asset Diversified Plus Portfolio*

AST Multi-Asset Diversified Portfolio*

AST PGIM Aggressive Multi-Asset Portfolio*

AST Preservation Asset Allocation Portfolio*

AST Small-Cap Equity Portfolio*

BlackRock Global Allocation V.I. Fund - Class III

PSF PGIM Flexible Managed Portfolio - Class III

PSF Small-Cap Stock Index Portfolio - Class I

PSF Stock Index Portfolio - Class I

*	These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Benefits Available Under the Contract” section for information about the potential impact of the formula on the Portfolios.

Please note that the DCA Market Value Adjustment Options described in the “Transfer and Rebalancing Programs” section of   the statutory prospectus   are also available if you elect the optional death benefit.

May 1, 2025Updating Summary Prospectus 12

With respect to the Group II Legacy Protection Plus Permitted Sub-accounts, we will automatically rebalance your Sub-accounts on your quarterly anniversary (each successive three-month anniversary of Legacy Protection Plus Benefit Effective Date), so that the percentages allocated to each Sub-account remain the same as those in effect on the immediately preceding benefit quarter-end. Between quarter-ends, you may reallocate your Account Value among the available Permitted Sub-accounts within Group II. If you do so, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation and not the immediately preceding benefit quarter-end.

If you participate in the Custom Portfolios Program, you may not participate in an optional Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional death benefit or your ability to continue to participate in the optional death benefit, and (iii) not require you to transfer Account Value out of any Sub-account in which you participated immediately prior to the modification or termination.

May 1, 2025Updating Summary Prospectus 13

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000133833	PPRTB30DPROS-USP